Derivative instruments - Cash Flow Hedges Schedule Footnote (Details) - Cross-currency interest rate swap - Cash Flow Hedging - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Derivative Instruments, Gain (Loss) [Line Items]
Foreign currency exchange results	$ 12,392	$ 40,353	$ 6,346
Net interest expense	(3,828)	(2,977)	(8,402)
Total	$ 8,564	$ 37,376	$ (2,056)